Analyst Day November 16, 2010 New York Stock Exchange Gavin Bell VP, Investor Relations Exhibit 99.1

NCR Confidential 2
Note to Investors
Comments made during this event and in the related presentation materials may include forward-
looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions, and are subject to a number of risks and uncertainties that could cause actual results to vary materially. These risks and uncertainties are detailed from time to time in NCR’s SEC reports, including, but not limited to, Forms 10-Q, 10-K, 8-K and NCR’s annual report to shareholders. Statements made during this event and in the related presentation materials are made only as of the date of this event, and NCR does not undertake any obligation to publicly update or revise any such statements, whether as a result of new information, future events or otherwise.
While NCR reports its results in accordance with generally accepted accounting principles in the
United States, or GAAP, in an effort to provide additional useful information regarding NCR’s financial results, certain materials presented during this event will include non-GAAP measures. NCR’s management evaluates NCR’s results excluding certain items, such as pension expense, to assess the company’s financial performance, and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with past reports of financial results. In addition, management uses earnings per share excluding these items to manage and determine effectiveness of its business managers and as a basis for incentive compensation. The non-GAAP measures presented during this event should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. A reconciliation of these non-GAAP measures to comparable GAAP measures and other related information is included in the portion of these presentation materials entitled “Non-GAAP
Supplementary Materials” and is available on the Investor Relations page of NCR’s website at
www.ncr.com. Descriptions of many of these non-GAAP measures, including free cash flow, also are included in NCR’s SEC reports.
These charts and the associated remarks are integrally related and are intended to be presented and understood together.

NCR Confidential 3
Agenda
NCR Business Strategy Bill Nuti – Chairman & CEO
ISG Overview               John Bruno – EVP - ISG
LoB Presentations           Michael O’Laughlin – GM, Financial Services
Mike Webster – GM, Retail & Hospitality
Chris Askew – GM, NCR Services
Intermission
LoB Presentations Justin Hotard – GM, Entertainment
Jeff Kao – GM, Healthcare
John Bruno – Travel & Gaming
Operations Strategy Peter Dorsman – SVP, Operations
NCR Financial Overview Bob Fishman – CFO
Audience Q&A Bill Nuti – Chairman & CEO

NCR Business Strategy
NCR Analyst Day
November 16, 2010
New York Stock Exchange
Bill Nuti
Chairman, CEO & President
Companies that adopt a clear strategic
posture and that invest in becoming
more aware, resilient and flexible will
be able to outperform those that simply
stay in their bunkers, hoping the world
will return to “normal.”
-McKinsey Quarterly, May 2009

NCR Confidential 5
NCR is Strong, Growing and an Exciting Company
Revenue Growth
Gross Margin
Expansion
Improving the
customer experience
Today, a consumer connects,
interacts and transacts with
a variety of technology,
much of it from NCR
Did you know:
NCR enables over 245M
transactions a day globally
Key Take Aways
•
NCR is well positioned
•
Transformation has gone better
than expected
•
Our outlook is balanced
•
The market is coming
toward us

NCR Confidential 6
Achieved many of the
productivity gains
in this space.
1970
Over the Past 40 Years, Technology has been used to
Streamline the “Back Office” to Increase Productivity
Manually process:
- Reports
- Accounting
- Inventory
- Payroll
Software processes:
- ERP implemented broadly
- Data mining mature
- High speed networks in place
- Storage/Virtualization
Today
Data storage
Process Orders
Back office
run…
Network
Software Apps

NCR Confidential 7
Savings for each tax
return filed electronically
Savings per transaction
when checking in
at a kiosk vs. an agent
$2.86
$2.15
…are in the “Front Office”
Savings per transaction
when using an intelligent
deposit ATM vs. going into
the bank branch
$4.25
$0.40
$3.85
The Next Generation of Productivity Gains
Source: ITIF
APRIL 2010 • DANIEL CASTRO,
ROBERT ATKINSON and STEPHEN EZELL

NCR Confidential 8
Self-Service has been Evolving for Decades…
Three Forces of Change: Productivity, Technology and The Consumer
1958
First self-
service
gas station
opens in
Omaha,
Nebraska
1916
Piggly Wiggly
opens first
self-service
grocery store
1888
Automatic dialing
allows people to
place calls
themselves
1953
By 1962,
automatic
elevators had
replaced 4000
operators in NYC
1920
First soda
vending machine
replaces soda shop
drugstores
1962
Hard to find pin
boys are replaced
with pinspotting
machines

NCR Confidential 9 Financial Retail Hospitality Entertainment Travel Healthcare The Growth of Self-Service Business Models is Accelerating

NCR Confidential 10
The Rapidly-Changing Consumer
Less Loyal
Digitally Enabled
Time Starved
Social
Networking
Mobile
Applications
Self-service is one of the key characteristics of digital
natives, and with advances in communication
technologies and a variety of end-user devices to
access information, self-service enables the "pull"
of information anywhere, anytime, anyplace on
any device.
Gartner Industry Research
13 September 2007
2012: The Store of the Digital Native
of  retailers measuring multichannel
customer profitability say…
these shoppers are more profitable than
single channel shoppers.
88%
RSR Research, July 2010

NCR Confidential 11
In 2010, self-service kiosk transactions in
North America are expected to total $740
billion
and will likely reach $1.1 trillion by
2014.
2 out of 3
U.S. consumers would
prefer to use a kiosk
at quick-service
50
billion global ATM
transactions annually
40%
Self checkout reduces
wait time by 40%
Source: ITIF
APRIL 2010 • DANIEL CASTRO, ROBERT
ATKINSON and STEPHEN EZELL
Self-Services Delivers Higher Productivity and Delights the
Consumer
Over 1.8 million ATMs are in
operation in virtually every
country
2010
Source: RBR 2010 Global ATM Report
Source: IHL Research, North
American Kiosk Study, 2010

NCR Confidential 12
This Phenomenon Comes Together in All Industries
46% of people say transaction methods are the single
most important element in customer satisfaction
J. D. Power and Associates
Bank of America
Chase
Chase/iPhone
“Imagine what could
happen if these channels
were converged”

NCR Confidential 13
Self-Service is a Growth Market
“Our strategy is to expand our available market”
NCR Addressable Market
2010 - 2013
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
2010 2011 2012 2013
ATMs Banking multichannel sw TCR/TACR Financial kiosks
Self Checkout C-tailing software Digital Signage Retail kiosks
Travel kiosks Travel mobile Healthcare kiosks & portals DVD kiosk rentals
Services-financial Services -retail Services- travel Services -others
$11.7B
$12.8B
$13.9B
$14.8B

NCR Confidential 14
But There are Broader Market Trends we will Leverage
It is estimated that by 2011, more than
500 million mobile devices will
have integrated near-field
communications, making mobile
communications an even more
integral part of how businesses connect
and interact with their customers.
-ABI Research
10X more mobile internet devices
than desktop computers are expected
6 million
m-payment
subscribers
in Kenya
7.2 million
m-payment subscribers
in Philippines
Source: ITIF
APRIL 2010 • DANIEL CASTRO, ROBERT
ATKINSON and STEPHEN EZELL
40% of the
Global population
lives on less
than $2.50/day
10 million unbanked
in the US alone
Source: World Bank

NCR Confidential 15
Next generation manufacturing,
CRVE, PLM, CI
Our Multi-phase Transformation Towards Sustainable
Revenue Growth and Improved Margins
Phase I
2003
G&A cost
effectiveness
Over $500M of savings to date
2010 2004 2005 2006 2007 2009 2008
Spin-off
Global
Recession
Froze
Pension
Phase III
2011 2012
Return
to growth
Phase II
Building a sustainable
and lasting cost
structure
Period of
rapid growth
Move HQ
and establish
global COEs
BU to LoB model
Manufacturing
Restructuring
(NEXTGen)
Long-term
growth, margin
expansion
and the leader in
customer loyalty

NCR Confidential 16
Capable and proven in building best-in-class cost
structure; disruptive gains in productivity / efficiency
are key features
Leadership in converged channel innovation
becomes reality
Accelerating global adoption of self-service
solutions and business models
Expanding addressable market
Excellent global balance, innovation and
exceptional talent
NCR: Ready and Executing Phase III
We start with the
end in mind
6-8% CAGR in revenue and 15-20%
NPOI CAGR - 2010 through 2013
“NCR enters the next
phase of our
transformation poised
to deliver profitable
growth, margin
expansion and an
unparalleled customer
experience”
We’re organized efficiently and have
successfully completed major change programs

NCR Vision and Mission
Leading how the world connects,
interacts
and transacts
with business.
Vision
Provide our customers with the
next generation of productivity
gains and customer experience
innovation through our deep
knowledge of the changing global
consumer and technology.
Mission

NCR Confidential 18
From Vision to Execution: Our Strategy
“Leveraging what is core to NCR”
Financial
Services
Retail and
Hospitality
Trusted Partner to the Customers we Serve Trusted Partner to the Customers we Serve
NCR Services
Expand and strengthen
geographic presence and
sales coverage
Penetrate adjacent single
and multichannel self-service
solution segments
NCR BUSINESS SYSTEM DRIVING A CONTINUOUS IMPROVEMENT CULTURE
Highest Productivity – Most Efficient and Effective – Best Quality
Design to win PLM Lean Six Sigma CRVE
Invest in a world-class organization to be the most knowledgeable, well trained, and have a strong sense of corporate responsibility
EXPAND INTO EMERGING GROWTH INDUSTRIES
Travel and Gaming Healthcare Entertainment
Leverage Consumable BU Innovations
Innovation is the Foundation of our Strategy

NCR Confidential 19
NCR Management Priorities Driving our Global Strategy
Revenue Growth
Focus is on profitable, sustainable
revenue growth
All industries play a role; growing software
and services are our top priorities
Entertainment will contribute significantly in medium
term
Our strategy leads us to 25%+ gross margins over the medium term
We’re aligned on execution…CI, CRVE, PLM, Quality, Innovation, Mix…
Services will continue to lead the way; software mix will kick in
Gross Margin Expansion
Improving the Customer Experience
Engagement in the customer loyalty survey process
Focus on customer advocacy programs, i.e., CAP
Changing the way we engage the customer, i.e., CE2C
Making the customer our culture – listening to our
customers preserves the health of our business

NCR Confidential 20
3-Year View for NCR
As we View it Today
Leading Financial Solutions
provider
Leading Retail Solutions
provider
Leader in Hospitality, Travel,
Gaming and Healthcare and
Public Sector Solutions
Converged channel leadership
Leader in Managed Services;
50% recurring revenue
stream
Sustainable, industry-leading
cost structure
Continued significant cash
flow generation
#1 or #2 market share
leader in DVD Kiosk Market
(US & Intl)
Physical DVD rental and
sell-through; digital
download leadership
“Automated Retail”
Market leader in multi-
channel distribution of
digital entertainment media
High growth; significant
EBITDA; positive cash flow
Brand leadership
Under-funded pension
position reduced
Volatility and risk of
current pension asset
allocation significantly
reduced
Good progress towards
pension independence
Core Self-Service
Industries
Entertainment
Operator Model
Pension
Business

John Bruno
Executive Vice President
Technology alone is rarely the key to unlocking economic value:
Companies create real wealth when they combine technology
with new ways of doing business.
Source: MckinseyQuarterly.com
DECEMBER 2007 • JAMES M. MANYIKA, ROGER P. ROBERTS, AND KARA L. SPRAGUE
At your service every day and around the world
At your service every day and around the world
ISG Overview
Analyst Day
November 16, 2010
New York Stock Exchange

NCR Confidential 22
Hardware enabled and
software-driven business
models are emerging
Consumer demand
is changing
globally
Digitally-empowered consumer
Businesses
are
adapting
Tomorrow Will Require a New Way of Doing Business
It is estimated that by 2011 more than
500
million
mobile devices will have
integrated near-field communications
-ABI Research
Industry
segments are
converging
Customers are
evolving differently
in developed and
emerging markets

NCR Confidential 23
Stateless Environment:
Software–driven Business Model
Kiosk Internet Mobile
assisted-service
Software
Assisted
seamless transition across all
channels
PS PS PS PS
personalized self-service self-service

NCR Confidential 24 Presence Business Model Innovation C2B Adapting to consumer preference and presence Preference B2B B2C

NCR Confidential 25
Technology
and Services
Innovation
NCR: Industry Solutions Group
Organization and
Process Innovation
Design and Consumer
Experience
Innovation
ISG
Lines of
Business
R&D
Customer and
Professional
Services
Business and
Decision
Support

NCR Confidential 26
NCR Phase 2: ISG Initiatives
2008 2010
Consolidated R&D:
• Hardware
• Software
• NCR Labs
• Consumer
Experience & Design
3 Centers of
Excellence for
Innovation
2009 2011
Last
Analyst
Day
Vertically
Integrated
Functional BU
Model
Decentralized
R&D
1
2 2
Line of Business
Model
• Focused strategy
• Industry aligned
• Cross-functional
leadership
4
Integrated
Customer
and Professional
Services
Customer Care Centers
Go-to-Market
Model
5
Separate
Engineering and
Manufacturing
Centers
Lack of Enterprise-wide:
•PLM
•Offer integration
•Marketing
•North America
•Europe
•Asia
•North America
•Europe
•Asia
•Developed markets
•Emerging markets

NCR Confidential 27
NCR Leadership
Operations
Sales
Human
Resources
Finance
Development and
Realization Services
Travel and
Gaming
Hardware
Engineering
Software
Engineering
Design and
Consumer
Experience
Healthcare
Customer
Services
Corporate
Development
Customer Assurance
Program
Professional
Services
Legal
Consumables
Lines of Business
Research and
Development
Business and
Decision Support
NCR Services
Financial
Services
Entertainment
Retail and
Hospitality
Bill Nuti
Chairman and CEO
Industry
Solutions
Group

NCR Leadership
Operations
Sales
Human
Resources
Finance
Legal
Consumables
Bill Nuti
Chairman and CEO
Industry
Solutions
Group
NCR Confidential 28
Lines of Business
NCR Services
Research and
Development
Business and
Decisions Support
Financial
Services
Retail and
Hospitality
Entertainment
Travel and
Gaming
Healthcare
Customer
Services
Professional
Services
Hardware
Engineering
Software
Engineering
Design and
Consumer
Experience
Development and
Realization Services
Corporate
Development
Customer Assurance
Program

NCR Confidential 29
Financial Service Leadership
#1 in banking ATMs for 24 consecutive years
#1 supplier of multivendor ATM middleware
applications as recognized by RBR
Michael O’Laughlin
VP and GM
NCR’s Financial line of business is the market leader
in innovation and self-service solutions globally
Did you know?
NCR helps ~600 consumers
interact with their financial
institution every second globally
Source: Global ATM Market and Forecasts to 2015 published by Retail Banking Research (RBR)
and NCR internal analysis
Source: Based on NCR internal analysis and data

NCR Confidential 30
Retail and Hospitality Leadership
#1 in retail self checkout for seven consecutive years
Mike Webster
VP and GM
NCR’s Retail and Hospitality line of business leads the
industry in self-service transactions, and depth of
solution portfolio
Did you know?
~180M transactions are processed
a day using NCR POS technology
and another ~12.5M using
self checkout
Source: Based on NCR internal analysis and data
#2 in retail point-of-sale
Source: Based on NCR internal analysis and data
Source: Retail Banking Research, May 2010

NCR Confidential 31
NCR’s Services business is unmatched in global reach
and capabilities and well positioned to be a sustainable
profitable growth engine for the company
NCR Services Leadership
Chris Askew
SVP
13,000 NCR Service professionals and proactive technologies
Top 10 Support Provider
Top 20 Global Outsourcer
Excalibur Award for Predictive Services–TAG
HDFC Tech Implementation
Award– Asian
Banker
Support Manage Innovate Deploy
Pre-emptive
Strategic Value
Proactive
Predictive
Reactive

NCR Confidential 32
NCR’s Entertainment continues to grow physical
DVD distribution while building out strategy for
digital download
NCR Entertainment Leadership
Entertainment
#2 DVD kiosk operator in the U.S.
Justin Hotard
VP and GM
Did you know?
NCR DVD kiosks rent on
average 136K movies
per
day in the US and growing
Source: Based on NCR internal analysis and data
Source: Based on NCR internal analysis and data

NCR Confidential 33
NCR’s Healthcare business is well positioned for
anticipated customer demands for automation and
self-service
NCR Healthcare Leadership
Jeff Kao
VP and GM
#1 in U.S. hospital patient self-check
in for three consecutive years
Primary need for self-service technology
remains in the physician space
1.1B patient check ins at
doctors offices per year
Source: Health, United States, 2007
(US Dept. of Health and Human Services)
US Healthcare
Expenditures: $2.3T
Source: National Health Expediture Data, US Department of Health & Human Services
Source: Based on NCR internal analysis and data
$65
$101
$138
$234
$496
$718
$0
$200
$400
$600
$800
Hospitals Physicians Drugs Nursing
Home
Dental Home Care
US
He
alt
hc
ar
e
Sp
en
di
ng

NCR Confidential 34
Did you know?
There are 195M passengers
checking in on NCR solutions
NCR Travel well positioned for global expansion
NCR Travel and Gaming Leadership
Theresa Heinz
VP and GM
Five of the top six U.S. airlines
use NCR self-check-in
80% share in U.S.
Mobile is the next
evolution of self-
service for travel
More than 50% of passengers
worldwide want more self-service options
According to the 2009
IATA CATS (Corporate Air Travel Survey)
>50%
Source: Based on passengers as reported by IATA and NCR analysis
Source: Based on NCR internal
analysis and data
Did you know?

NCR leadership
Operations
Sales
Human
Resources
Finance
Legal
Bill Nuti
Chairman and CEO
Industry
Solutions
Group
Lines of Business NCR Services
Research and
Development
Business and
Decisions Support
Financial
Services
Travel and
Gaming
Customer
Services
Hardware
Engineering
Corporate
Development
Retail and
Hospitality
Healthcare
Professional
Services
Software
Engineering
Customer Assurance
Program
Entertainment
Design and
Consumer
Experience
Development and
Realization Services
NCR Confidential 35
Consumables

NCR Confidential 36
In market and relevant to the consumers we serve
(developed and emerging)
Environments
People
• How
people interact
with machines
Design and Consumer
Experience
• Physical and
virtual space
conditions
influence
behavior
• Existing and
emerging tools
Technology
Software
Engineering
Hardware
Engineering
>60%
staff
outside of U.S.
>45%
staff
outside of U.S.
Cross-industry
scalable platforms:
•Common reuse
•Industrial-class
•High-quality
•Low-cost
Cross-industry
scalable platforms:
•Component reuse
•Enterprise-class
•Standards based
•Open architecture

NCR Confidential 37 Cross-industry scalable hardware platforms for an emerging world Entertainment Retail and Hospitality Healthcare Travel and Gaming Financial Services

NCR Confidential 38
Proactive
Travel
Management
Cross-industry Scalable Software Platforms
for an Emerging World
Digital Download
e-Commerce
Software as
a Service
(SaaS)
APTRA™ Consumer
Passport REL 1.0.00
NCR APTRA™ Mobile Banking
Online Text Mobile Web
Mobile App
Digital Signage
Online and
Mobile Bill Pay
POS and Loyalty
Software
eMarketing
CRM
Integration

NCR Confidential 39
Intellectual Property
NCR holds nearly
2,400
patents globally
…and nearly 1,500
patent applications
pending globally
•
Two-Sided Thermal technology (2ST™)
•
e-Commerce
•
Electronic shelf labels
•
Electronic signature capture
NCR has several patent licensing programs:
NCR has licensed approximately 80 companies
under its e-Commerce relevant patents

NCR Confidential 40
NCR is at Your Service Every Day Around the World
Touching more
consumers
Serving more
industries
With more
solutions
In more
countries
Unique
Consumer
Insight
Highly available, secure, converged channel
Cross-industry solutions for the consumer-driven enterprise
Mission-critical hardware and
enterprise-class software
Architected to integrate and scale
NCR Services ensure customer success
Deliver on our partnership promise
Unique Value Proposition
Industry-leading platform portfolio
Unmatched global services capabilities

Michael O’Laughlin
GM, Financial Services
Financial Services Strategy
Analyst Day
November 16, 2010
New York Stock Exchange
At your service every day and around the world
At your service every day and around the world

NCR Confidential 42
Macro Trends create opportunity for NCR
Americas
• Intelligent deposit
• Branch transformation
• Remote data capture
CLA
• Capitalize on Brazilian
investments to target
new opportunities
• New Brazil ATM series
• Intelligent Deposit
• Service expansion with
Brazil growth
• Managed services
growth with introduction
of Aptra Vision
Europe
• Intelligent deposit
• Branch transformation
• Multi channel
Software solutions
• Financial Kiosk
MEA
•Intelligent Deposit
•Bill payments
•Remittance solutions
•Managed Services
Eastern Europe
• Bill payment & Financial
Kiosk
• Intelligent deposit
• Turkey growing cash
deposit and recycling
• ATM penetration still
below European averages
Asia
• Cash Dispenser growth in
Southeast Asia
• China Pocket recycling
• Multi channel software
solutions
• Cash deposit growth
• India outsourcing
potential

NCR Confidential 43
Markets that will “move the needle”
-5%
0.0%
5%
10%
15%
20%
Install Base End 2010
Size of Circle = Total ATM Shipments 2011-2013
Total shipments: 1,058,240 units
Total base 2010: 2,222,162 units
Install Base CAGR
2011 => 2013
UAE, Serbia
CEE Other, Asia Pac Other,
Kenya, Vietnam, Pakistan
Netherlands, Norway,
Estonia, Denmark
UK, Spain,
Germany,
Canada,
France, Italy
71 largest countries
Source: RBR 2010, NCR
Large
Mature
USA
Japan
S Korea
Emerging
China
India
Russia
Brazil
Iran, Egypt,
Kazakhstan, Nigeria
100,000 200,000 300,000 400,000 500,000

NCR Confidential 44
Assisted/Branch
ATM/Kiosk Internet Mobile
Cx-banking
Drive lower cost
Increase dialogue
Increase response
seamless transition across all
channels
Strategy: Optimizing a Seamless Customer Experience

NCR Confidential 45 Innovation Drives Leadership BBVA APTRA Vision Scalable Deposit Module Remote Data Capture Contactless Card

NCR Confidential 46 Product Platform Strategy NCR SelfServ 20 Series 22 26 25 28 NCR SelfServ 30 Series 34 31 32 38 36 34 Emerging Market Platform 22e 42 Brazil TCR Coming Soon

NCR Confidential 47
Financial Software Strategy
Channel Applications
APTRA AANDC
APTRA Activate
Gasper
APTRA
Cash Connect
APTRA Online
Banking
APTRA Mobile
Banking
Payment
Solutions
Cross Channel Applications
• APTRA Vision
• APTRA Scheduler
• Bill Payment
• APTRA E-Marketing
• NCR APTRA Passport
Deployment & Licensing Models
• Licensed/On-Premise
• Transaction Based Pricing
• Hosted/SaaS
Common Platform Components & Technology

NCR Confidential 48
Service Led Approach to Solutions
Efficient and
proactive
management
system
Optimized
cash
management
system
Optimize self-service channel and
improve customer satisfaction
Best-in-class
operational
model
NCR Services enables seamless, successful
consumer interactions every time
Consultative
Resources for branch
and
process transformation
More
customer-facing
resources
Cx
Consulting
Branch
Transformation design
SaaS / Hosting
Operational Help Desk
APTRA Vision
Predictive Incident Management
Account Support, etc
Total Branch Multivendor Support
Annuity On-Site and Depot Maintenance
Transaction and Deployment Services
Technology Refresh

NCR Confidential 49
Global Leadership
Global leader in ATM’s for the 24
th
year
Only self service company in the top 5 of the FinTech Top 100
(global technology and service providers to the Financial industry)
Global leader in Intelligent deposit
ATM Multivendor Middleware and Applications
Leader in Multivendor Teller Cash Recycler applications
Microsoft Gold certified partner

NCR Confidential 50
Financial LOB Strategy
Quality
Cost
Reduction
and Value
Engineering
Under-Penetrated Geographies
Adjacent Solutions
Improve
Software
and Services
Mix
PLM
Gross
Margin
Expansion
Develop
Leaders
Engaged
Employees
Continuous
Improvement
Customer
Success
Action Planning
Improving
the
Customer
Experience
Hardware
Software
Self-Service
Services
Revenue
Growth

At your service every day and around the world
At your service every day and around the world
Mike Webster
GM, Retail and Hospitality
Retail and Hospitality Strategy
Analyst Day
November 16, 2010
New York Stock Exchange

NCR Confidential 52
Business Climate
Consumers
– Global confidence increasing
– Buying to need and trading down
– Social media and mobile enabled
– Cross channel customers are
significantly more profitable
Retailers
– Mass merchants have rebounded
faster than food retailers
– Asia, Eastern Europe lead spend focus for
global retailers
– Smaller store formats planned for urban, rural
– Merged channel focused
– Regulatory changes impact consumer credit,
hiring/healthcare and internet sales
Winners Laggards
Segments*
Selective segments
rebound as
consumers address
pent up demands.
Favorable 2009
comparisons also in
play.
China                 +16.6%
Brazil                  +4.1%
India                   +4.0%
Australia           +2.2%
Japan            -1.1%
Italy               -1.8%
UK                  -3.2%
Spain             -4.8%
Mexico          -6.1%
Russia           -7.9%
France       +.6%
Canada      +.2%
Germany     0%
USA            -.6%
Non-store retail   +12.1%
Consumer
Electronics              +7.3%
Apparel                    +5.7%
Department Stores  +.5%
Supermarkets  +1.3%
Leisure              +1.5%
Furniture          +1.7%
* Kantar Retail US June 2010 Industry Sales Growth: % change year-to-year seasonally adjusted
** Kantar Retail: Inflation-adjusted consumer spending growth in 2009
Foodservice +2.8%
Building Materials &
Hardware +2.7%
Health & Personal
Care              +2.4%
Geographies**
Excepting China,
emerging markets
growth slows, with
Russia as exception.
Mature retail
markets were
challenged.
Winners Laggards
Segments*
Selective segments
rebound as
consumers address
pent up demands.
Favorable 2009
comparisons also in
play.
China                 +16.6%
Brazil                  +4.1%
India                   +4.0%
Australia           +2.2%
Japan            -1.1%
Italy               -1.8%
UK                  -3.2%
Spain             -4.8%
Mexico          -6.1%
Russia           -7.9%
France       +.6%
Canada      +.2%
Germany     0%
USA            -.6%
Non-store retail   +12.1%
Consumer
Electronics              +7.3%
Apparel                    +5.7%
Department Stores  +.5%
Supermarkets  +1.3%
Leisure              +1.5%
Furniture          +1.7%
* Kantar Retail US June 2010 Industry Sales Growth: % change year-to-year seasonally adjusted
** Kantar Retail: Inflation-adjusted consumer spending growth in 2009
Foodservice +2.8%
Building Materials &
Hardware +2.7%
Health & Personal
Care              +2.4%
Geographies**
Excepting China,
emerging markets
growth slows, with
Russia as exception.
Mature retail
markets were
challenged.

NCR Confidential 53
Market Indicators: Developed and Emerging
North America
Population: 344 M 5% 0f World
GDP: $15.4 T 27% of World
Consumer Spending: $ 2.8 T 26% of
World
Brazil
Population: 201 M 3% 0f World
GDP: $2.0 T 4% of World
Consumer Spending: $244 B
2% of World
South Africa
Population: 49 M 1% 0f World
GDP: $505 B 1% of World
Consumer Spending: $62 B
1%
of
World
Europe
Population:  725 M 11% 0f World
GDP: $19.3 T 34% of World
Consumer Spending: $3.6 T
33% of World
Russia
Population: 139 M 2% 0f World
GDP: $2.1 T 4% of World
Consumer Spending: $292 B 3%
of World
Australia
Population: 21 M 0.3% 0f World
GDP: $851 B 1% of World
Consumer Spending:   $185 B
2% of World
Japan
Population: 128 M 2% 0f World
GDP: $4.2 T 7% of World
Consumer Spending: $1.0 T 9
% of World
China
Population:  1.3 B 19% 0f World
GDP: $8.7 T 15% of World
Consumer Spending:  $1.1 T
9% of World
India
Population: 1.2 B 17% 0f World
GDP: $3.6 T 6% of World
Consumer Spending: $228 B 2%
World
Source: CIA Factbook, Euromonitor International, Gartner Research

NCR Confidential 54
Y2K
7-year typical life
Market Analysis
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Total Retail Store Automation Market $21.5B
• Highly fragmented
• Growing concentration in Tier I/II
• Multiple channels of distribution
NCR Share 8.0%
POS Shipments
Economic
Delay
Replacement
Cycle

NCR Confidential 55
Self Checkout Penetration
NAMER
~ 2.8%
NAMER
~ 2.8%
Japan
~ .4%
Japan
~ .4%
Australia
~ 1.5%
Australia
~ 1.5%
Europe
~ 1.0%
Europe
~ 1.0%
Total Market View of Self Checkout as a % of installed base of POS based on market and internal NCR data.

NCR Confidential 56
Celebrating 126 years of retail experience and innovation!
POS and Loyalty
Software
POS Terminals
and Peripherals
POS Scanners Self checkout ATMs and
Service Centers
Entertainment
Solutions
Retail Services
Kiosk and Digital
Signage Solutions
Human Factors
Engineering
eMarketing
Enabling the c-tailing journey

NCR Confidential 57
Retail & Hospitality Strategy
Quality
Cost
Reduction
and Value
Engineering
Under-Penetrated Geographies
and Segments
Adjacent Solutions
Improve
Software
and Services
Mix
PLM
Gross
Margin
Expansion
Develop
Leaders
Engaged
Employees
Continuous
Improvement
Customer
Success
Action Planning
Improving
the
Customer
Experience
Hardware
Software
Self-Service Services
Revenue
Growth

Customer Services Strategy NCR Analyst Day November 16, 2010 New York Stock Exchange Chris Askew SVP Services At your service every day and around the world

NCR Services well placed to capitalize on Growth
Focused on Revenue growth through Managed Services, Multi-Vendor & Total Premise
* source: Gartner market data, RBR, IDC,NCR Market Research
• Differentiating via customer experience
• Increase availability, Reduce Failed Interactions
• Funding alternative / converging channels
Customer Trends / Challenges...
• Multi-factor: Industry, Channel, Vendor
• Global reach: 13,000 NCR certified professionals
• Global consistency – Tools, Processes
• Innovative end-to-end portfolio
The NCR Advantage...
With Innovation validated....
Top 10 Support Provider
Top 20 Global Outsourcer
Excalibur Award for Predictive Services–TAG
HDFC Tech Implementation Award–Asian Banker
NCR Confidential 59

NCR Confidential 60
NCR Services Strategy
# 1 in Customer Delight & Service Quality
Expand
Adjacencies
Core Attach
Managed Services
Grow revenue
Adjacencies Core
Telecom  l Total Premise  l MS l MV  l Support l Attach
Gross Margin Expansion
Defect Reduction Predictive, Remote Resolve High to Low Cost
Customer Experience
CE2 Customer Delivery ‘Pulse Check’ Survey Best of Breed Program
Employee Engagement
Financial   • Retail   • Telecom   • Travel & Gaming   • Healthcare   • Entertainment
MS, MV
Total Premise
Telecom
EMERGING
MARKETS
Growth in Revenue, Gross Margin, Customer Delight & our People

NCR Confidential 61
Delivering higher value services...more efficiently
Transitioning from break-fix provider to strategic business partner
Gartner, Inc.
Support Manage Innovate Deploy
Gross
Margin
Expansion
Seamless, Successful
Consumer Interactions
Pre-emptive
Strategic Value
Proactive
Predictive
Reactive

NCR Confidential 62
Service Innovation...Redefining the Customer Experience
Our Reality today….
Failure
Occurs
Notify
Service
Provider
Remote
Diagnose
Dispatch
Travel
to Site
Repair
Close with
Customer
Frequency of Occurrence and Resolution Time
Current Model
Imagine a world where…Predictive drives new levels of availability
The New Service Model
Gather
Detailed Status
info
Fix it Before it
Breaks
Without a Visit
to the Site
Send Right
Skills, Part &
Procedure
Scheduled at a
Low Usage
Time

NCR Confidential 63
The NCR Services Advantage: The Multi-Factor
Global Capabilities
13k Badged, Certified Professionals
Support
• 2M Points-of-Service
• 12M Incidents / Year
Global Multi-vendor
• 200+ OEM brands
• Thousands of Products
Global Coverage
• 13 Managed Service Centers
• 90+ Countries
Managed Services
Service Management
Multi-vendor Maintenance
Remote Monitoring
Incident Management
Consumer Help Desk
Technical Help Desk
Media Replenishment
Currency Management
SaaS/Hosting
eCommerce Solutions
Services Innovation
No other competitor offers the
portfolio,
services
intelligence,
and
innovation
to provide a seamless consumer experience across all channels
Interactive Insight
SM
• Improve product quality
• Drive service delivery
• Optimize estates
Real-time data monitoring
Dynamic transaction analytics
Predictive Services
Global Processes and Tools Enable Consistency

NCR Confidential 64
Summary
Profitable growth engine for NCR
Leverage solid foundation to scale into Emerging Markets
Eliminate defects across services value chain for GM expansion
Transform consumer experience with Predictive Service Innovation

At your service every day and around the world Entertainment Analyst Day November 16, 2010 New York Stock Exchange

NCR Confidential 66
Entertainment Market Trends
US rental market shifting in favor of
Self Service
• Rapid Transition from Bricks and Mortar to Kiosk
• Continued shift to Mail and Digital
Kiosk market continues to grow rapidly
• Market potential for up to 100K kiosks
• $2B-$3B market for Kiosks over next 3-5 years
Multiple opportunities exist
• US Video Sell Through - $10B
• US Video Games - $30B
• Global Media Market - $300B
Source: Adams Media, AMR, PWC, Internal Analysis
3,310
1,213
2,230
3,541
1,373
2,314
950
2,281
2009 2013E
Bricks and Mortar Subscription
Digital Kiosk
US Rental Market Forecast (in $m)
7,863
9,349
25%
14%
12%
(22%)
CAGR
4%

NCR Confidential 67
How we are executing our business
Revenue Growth
• Focus remains on US and Canada near term
New Offers – Sell Through, By Mail, Digital
• Density– Fewer larger partners / fewer markets
Improving the Customer Experience
• Improved copy depth due to studio agreements
• New interaction points – Online, Social, and Mobile
• Joint promotion activity with retail partners
Operational Excellence
• Lean distribution operations
• Optimized allocation of movies to align supply and
demand

NCR Confidential 68
Studio & Content Strategy Update
Other
Studios
Direct Relationship with a Day and Date rental test
starting November 30 and a 28-day window on other
titles
Direct Relationship with a Day and Date rental
test in Q1 ‘11 and a 28-day window on other
rentals
Sourcing day and date content test agreements
and ongoing negotiations for long term
agreements
• Planning a multi-channel day and date test in December with movies not available at other kiosk and subscription channels
• Expanding Blu-Ray rollout in Q4 in select markets

NCR Confidential 69
Enabling the Digital Endpoint
Targeted Digital Offers
to Consumers at the
point of decision
Online and Mobile
Reservations
Digital Delivery via
Flash Memory (future)
SMS and Email
Marketing Campaigns
Platform leverages NCR core technologies and supported by NCR managed services

NCR Confidential 70
Our Vision for Entertainment – Get What YOU Want
Targeted Marketing to
Increase Revenue per Customer
Automated Retail Kiosk
• Rental
• Sell Through
Pickup selected content
at the store, in the kiosks
At home
• Rent Online
• Purchase Online
• Direct to Home
At Stores
• Digital Media Filling Station
• Automated Retail
On the go
"Once I buy, I'm enabled"
• Rentals and Purchases
• Portable Digital Viewing
2013E US Market
for Video
Consumption
(Purchase and
Rental) - $18.7B

NCR Confidential 71
The NCR Advantage
Market Opportunity
• Continue to see large market opportunity in US over next 3-5 years with little risk of digital disruption near term
• Ability to lead the transition to self-service in the global market for media consumption
Expansion
• Up to 10K end points in 2010 with continued build-out in 2011
• License to use Blockbuster brand in the kiosk channel in US and Canada
Financials
•
EBITDA break-even in Q4 2010 with a goal of $25M-$35M positive EBITDA in 2011
• $1B+ revenue opportunity

At your service every day and around the world At your service every day and around the world Healthcare Strategy Analyst Day November 16, 2010 New York Stock Exchange Jeff Kao GM Healthcare

NCR Confidential 73
US Healthcare Market
US Healthcare
$65
$101
$138
$234
$496
$718
$0
$200
$400
$600
$800
Hospitals Physicians Drugs Nursing
Home
Dental Home Care
US Healthcare
Expenditures:
$2.3T
Source: National Health Expediture Data, US Department of Health & Human
Services
$B

NCR Confidential 74
The Market is Highly Fragmented with Over
200,000 Physicians Offices
•121,643
•(53)
•1
•41,188
•(18)
•2
•44,186
•(19)
•3-5
•14,595
•(6)
•6-9
•6,304
•(3)
•10-19
•2,271
•(1)
•20+
•230,187
•(100)
•Total
90% of practices have fewer than 6 physicians
and account for 53% of all physicians
Source: SK&A, National Physicians Report, 2008
• Number of U.S. physician practices by number of physicians
• Percent
0
200
400
600
800
Physicians by practice size (K)
1
Physician
122
2
Physicians
82
3-5
Physicians
177
6-9
Physicians
109
10-19
Physicians
91
20+
Physicians
68
Total
Physicians
650

NCR Confidential 75
Healthcare Provider IT Spending,
2008-2014
Health Reform
• ~34M uninsured entering system in ’14
• All preventive measures covered
• Estimated 200M additional transactions per year
• Expansion of Medicaid
• Penalties for employers and citizens with no coverage
• 1.1B Transactions with Physicians
• 2X with retail pharmacy
High Transaction
500
1,000
1,500
861
2000
1,015
2005
1,169
2010P
Hospital
ED
Physician
offices
1,364
0
1995
Current Environment
-
10,000
20,000
30,000
40,000
2009 2010e 2014(e)
Software Hardware Infrastructure Networks & Connectivity
$29.9B
$30.1B
$36.6B
CAGR '10-14
4%
4%
1%
8%
5%
Source: Gartner, Forecast: Enterprise IT
Spending by Vertical Industry Market
Worldwide, 3Q 2010

NCR Confidential 76
Physicians: 1.1B Transactions with little or no web/email/internet interactions
Hospitals: Largest revenue expenditure … highly variable/complex transaction sets
Present State: Phone/Mail
• Access
• Availability
• Confirmation
• Eligibility
• Follow-up
• Statements
• Billing
• Results
• Insurance
• Personal Information
Access – Find Physician
Presence – Web Site
Contact
Connect
Communicate
Schedule
Remind
Collect
Via web
& kiosk`
PDF/email
Statements
Recurring &
Reschedule via web
Web
Email
Schedule
1
6
2
3
4
5
7
Self-Service Needed in Healthcare…
Desired State: Internet/Mobile/Kiosk

Why Physicians Should be Interested
1 Physician x 35 patients
$100 / Visit X 200 Days
Per day
35 35 35
35 35
20 24 22 26
21
29 31
Healthcare is Seasonal
35 35 35
35 35 35
35
35
35 35 35
35
Workflow management
Drives linearity
Incremental Revenue
Operational Efficiency
Improved productivity
~.5% 5%
Break even
$75K investment
$700K Incr Rev
$75K investment
3 Visits / Dr / Month
(20 Physician practice)
$625K Incr Profit / Office
(20 Physician practice)
~ $700K Billings
Per Physician / Yr
NCR Confidential 77

NCR Confidential 78
Design & Maintain
Physician Web Sites
E-Forms
Medical History,
Insurance, HIPAA,
Medical Necessity Forms
On-Line
Scheduling
& Appointment
Request
Hosted Data Center
w/ 24 X 7 Disaster Recover
w/ HIPAA Compliance
Why NCR is Well Positioned
Reminder, Alerts, &
Automatically
Schedule Recurring
Appointments
Before
After
Payment Collection
& Cancellation
Payment

NCR Confidential 79
Conclusion …
Huge marketplace that is in dire need of self service automation solutions
Help physicians develop capabilities available in all other markets
(web, email, scheduling, payment collections)
Enable optimization of patient and office/physician demographics and scheduling
Physician markets … traditional challenged by cap ex and require a software as a service (SaaS) model
NCR focused on a develop/test/grow strategy

John Bruno
Executive Vice President
At your service every day and around the world
At your service every day and around the world
Travel and Gaming Strategy
Analyst Day
November 16, 2010
New York Stock Exchange

NCR Confidential 81
Passenger use of Check-in
61% 14%
31%
13%
21%
2%
11%
10%
5% 32%
0% 20% 40% 60% 80% 100%
Currently
By 2012 Agent
Internet
Kiosk
Mobile Phone
Other
•
Revenues from corporate travel in 2010\11
expected to meet pre-recession (2008) levels
•
2010\11 is a recovery year for airlines
•
Airline and car rental consolidations represent
an opportunity
•
Airlines continue to increase their reliance on
ancillary revenues (seats, meals, luggage)
•
Airports are becoming the primary deployer
of common use kiosks
•
Hotel occupancy\rates seeing some recovery
Business Climate
Source: Airline Business 2009 Information Technology Survey
Travel Suppliers
Gaming Operators
Las Vegas gaming still lagging
(destination); Macau/Native
American casinos still strong
>50%
More than 50% of
passengers worldwide want
more self-service options
According to the 2009 IATA CATS
(Corporate Air Travel Survey)

NCR Confidential 82
Airline Top Kiosk Priorities for Investment
Source: Airline Business 2009 Information Technology Survey
90% of airlines rate “passenger processing and
services” as the highest priority
Implementation of Self-Service Functionality
60%
51%
25%
13%
9%
8%
6%
5%
3%
27%
25%
34%
30%
20%
11%
12%
17%
13%
5%
10%
22%
20%
21%
22%
23%
14%
25%
8%
14%
20%
37%
49%
58%
58%
65%
59%
0% 20% 40% 60% 80% 100%
Web Check in
Kiosk Check in
Online check-in via mobile phone
Print bag tag at kiosk
Flight transfer kiosk
Automated boarding gate
Kiosk for disruption management
Unassisted bag drop locations
Kiosk to report lost baggage
Already done
By 2010
By 2012
No Plans

NCR Confidential 83
Hotel
$16B Air Industry Top Priorities for Investment
2010 Gartner Air Industry IT Spend Forecast
500
508
695
943
1,574
1,727
2,157
8,402
1
152
313
192
89
782
57
81
- 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000
Software Support
Consulting
HW Maint. & Support
Process Management
Software
Dev. & Integration
Hardware
Managed Services
(Millions)
2010 2013
'10-'13 CAGR: 3.3%
3.6%
5.2%
0.1%
5.1%
6.2%
3.6%
1.4%
3.0%
Rental Air
Today’s separate
and disparate
systems

NCR Confidential 84
Stateless Environment:
Software–driven Business Model
Tomorrow’s integrated service provider model
PS
PS
Managed Services
Software
Enables personalized self-service
Kiosk Internet Mobile Assisted

NCR Confidential 85
Travel Leverages Total NCR Capabilities
Managed Services
• Hosting, field services, help
desk, passenger workflow
operations, security, improving
the customer experience
• Total premise service
Expansion of Core\Adj.
Solutions
• Domestic refresh
• International expansion
• Hosted software options
• Subscription commercial models
Game-Changing Converged
Channel Travel
Management Platform
Ability to offer total premise
OEM support
Global coverage of CEs
Currently service kiosks,
ATMs and POS in airports
and hotels
Triple Play – web, mobile
and kiosk applications
Leverage overall industry
knowledge & solutions portfolio
Independent technology
partner with a  focus on
self-service – Trusted Partner
Connectivity to back end
supplier host systems
Ability to provide web,
kiosk and now mobile solutions
Nobody in the travel
supply chain looks at the
entire trip – during the time of
journey
$1.2 B
(est.)
$600 M
(Kiosk
check-in
only)
Market
Creation
What makes NCR unique?

Operations Strategy Analyst Day November 16, 2010 New York Stock Exchange Peter Dorsman SVP, Operations At your service every day and around the world

NCR Confidential 87
Organization Model
Continuous Improvement/Quality Continuous Improvement/Quality
Talent Management Talent Management
Customer Customer
Sales and
Operations
Planning
Sales and
Operations
Planning
Sourcing Sourcing
Manufacturing
Operations
Manufacturing
Operations
Customer
Fulfillment
Customer
Fulfillment
Service
Parts and
Logistics
Service
Parts and
Logistics
Customer Customer

NCR Confidential 88 Cost Operational Excellence

NCR Confidential 89
Sales & Operations Planning Journey
Anticipate Anticipate
Orchestrate Orchestrate
Reaction Reaction
Balance Balance
2009 2010 2011
Process improvements
Demantra and
SalesForce.com
Implementation
Customer collaboration
and joint business
planning
Data Infrastructure (EDW)
Analytics & Metrics
Dashboards
Kinaxis Supply Chain
Analytics/ Simulations

NCR Confidential 90 • PLM / New Product Introduction • Global / Local Suppliers Sourcing • Supplier Performance (Assessments and PPM reductions) • Value Engineering • Supplier Managed Inventory (SMI)

NCR Confidential 91 Global Manufacturing Network Contract Manufacturing Site NCR Manufacturing Site Manaus Manaus Columbus Columbus Budapest Budapest Beijing Beijing Puducherry Puducherry

NCR Confidential 92
Plant Utilization “Journey”
2009 2010 2011
• New Manufacturing facilities
• LEAN
• In-Sourcing
• Product Regionalization
• In-Sourcing
• Vertical Integration
• Service Parts
Field Consolidation
• LEAN
• In-Sourcing
• Field Integration Activities

NCR Confidential 93
Field Integration Enabling Increased Utilization
Plant
Shipment
ATM
Software Applications
Customer-Specific Branding
Customer-Specific Security
Rigging & Installation
Kits
Services or 3
rd
Party Provider
Local Staging
Deliver complete customer solution to increase customer satisfaction, improve Gross
Margin, reduce customer delivery lead time, improve quality, reduce field finished goods
Third-Party Products
Other Security
Color
Customization
Locks
Alarms
Cameras
Other Branding
Complete Customer Solution

NCR Confidential 94 Beijing NCR Manufacturing Facilities Budapest Columbus Manaus Puducherry

NCR Confidential 95
Assemble to Order (ATO) Model
Order “Hockey Stick”
Sell Everything
Custom Components
Integrated Designs
High PID/Feature Count
Order Linearity
Reduced Finished Goods
Inventory
Raw & Finished Goods
Inventory
Supplier Managed Inventory NCR Managed Inventory
Inventory concentrated on core
products/features
Inventory spread across many
products / features
Shape Demand
Common components across
product platforms
Limited component commonality
across product platforms
Standard Components
Modular Designs
Core set of Products and Features
Product
Sales
Planning
Current State
Future State
ATO Vision
Ship an Assembled-to-Order (ATO) Core Product at industry best lead-times
Local Sourcing Global Sourcing

NCR Confidential 96
Service Parts and Logistics Operations
NCR Plants
NCR Global Distribution &
Logistics Centers
Parts
OEMs
NCR
Suppliers
Personal Part Kit
Forward Stocking Locations
Field Stocking Locations NCR Customer
Engineer
Defective Parts
Repair
Centers
Parts
Parts
Parts

Global Operations Development Program
NCR Leadership Development
Program
Global Operations True North Metrics
Schedule
Cost and
Working
Capital
People and
Productivity
Quality
Georgia University
System Partnership
Peer Best Practice
Sharing
Industry
Partnerships
Experiential
Learning/Stretch
Assignments
Supply
Chain Competencies
NCR Confidential 97

Financial Strategy Analyst Day November 16, 2010 New York Stock Exchange Bob Fishman Chief Financial Officer

NCR Confidential 99 Creating Shareholder Value – Current State Profitable Revenue Growth Build a Sustainable & Leading Cost Structure Free Cash Flow Generation

NCR Confidential 100
NCR Revenue Trends
($’s in Millions)
Return to Growth in 2010
Return to Growth in 2010
$4,970
2007
$5,315
2008
$4,612
2009
2%-5%
Growth
2010 (e)
Geographic Diversity
(2010 Q3 YTD)
Geographic Diversity
(2010 Q3 YTD)
44%
(USA 33%)
Americas
36%
EMEA
20%
APJ
26%
Emerging
Markets
Revenue
74%
Developed
Areas Revenue

NCR Confidential 101
Revenue and Gross Margin by Geography
($’s in Millions)
Revenue growth led by EMEA. Gross margin improvement
led by the Americas.
Revenue growth led by EMEA. Gross margin improvement
led by the Americas.
Revenue 2008 2009 2010 Q3 YTD
Americas $2,269 $2,022 $1,514
EMEA $2,066 $1,649 $1,213
APJ $980 $941 $686
Total $5,315 $4,612 $3,413
GM% (1)
2008 2009 2010 Q3 YTD
Americas 19.3% 19.1% 21.9%
EMEA 26.9% 24.3% 23.2%
APJ 24.2% 22.0% 21.9%
Total 23.1% 21.6% 22.4%
(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

NCR Confidential 102
Strong revenue growth in Products. Continued margin expansion in Services.
GM in Products will continue to improve with higher volume and cost reductions.
Strong revenue growth in Products. Continued margin expansion in Services.
GM in Products will continue to improve with higher volume and cost reductions.
Revenue 2008 2009 2010 Q3 YTD
Products $2,861 $2,234 $1,655
Services $2,454 $2,378 $1,758
Total $5,315 $4,612 $3,413
Revenue and Gross Margin by Product and Service
($’s in Millions)
GM% 2008 2009 2010 Q3 YTD
Products 26.6% 20.3% 20.7%
Services 19.2% 22.8% 23.9%
Total 23.1% 21.6% 22.4%
(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.
(1)

NCR Confidential 103
NPOI: Return to Growth
NPOI: Non-Pension Operating Income
(1)
NPOI: Non-Pension Operating Income
(1)
$349
$400
$284
$325 - $335
+26%
+15%
-29%
+14% to 18%
($’s in Millions)
$0
$400
2007 2008 2009 2010(e)
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations  page of NCR’s website.

NCR Confidential 104
Return to Non-Pension EPS Growth
$1.64
$1.96
$1.27
$1.42 - $1.50
2007 2008 2009 2010(e)
EPS: Excluding Pension and Special Items
EPS: Excluding Pension and Special Items
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations  page of NCR’s website.
YTD $13.31 Average
Stock
Price:
$25.25
$22.14 $11.30
(1)

NCR Confidential 105 Creating Shareholder Value – Going Forward Profitable Revenue Growth Build a Sustainable & Leading Cost Structure Free Cash Flow Generation

NCR Confidential 106 Evidence For a New Way of Thinking Core Solutions Emerging Industry Growth Entertainment ~$400 – $600M ~$400M ~$200 2010 Revenue 2013 Revenue ~6-8% CAGR

NCR Confidential 107
Managing for Margin
Reducing our Cost Structure
Reducing our Cost Structure
$200 million to $300 million savings for the
period 2011-2013 (50% reinvested)
$200 million to $300 million savings for the
period 2011-2013 (50% reinvested)
Key Initiatives
•
Cost reduction and value engineering
• Product lifecycle management
• Design for serviceability, manufacturability, cost
• Continuous Improvement – Cost of Quality
• Improving labor productivity

NCR Confidential 108
Revenue & NPOI Growth
Revenue
NPOI
$4,612
2%-5%
$284
14%-18%
$325-$335
~15-20% CAGR
~6-8% CAGR
($’s in Millions)
2009 2010(e) 2013(e)
2009 2010(e) 2013(e)
~6.9% of
Revenue
6.2% of
Revenue
~9-10% of
Revenue
(1)
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations  page of NCR’s website.

NCR Confidential 109
Continued EPS Expansion
$1.64
$1.96
$1.27
$2.15-$2.50
$1.42 - $1.50
2007 2008 2009 2010(e) 2013(e)
EPS: Excluding Pension and Special Items
EPS: Excluding Pension and Special Items
(1)
~15-20% CAGR
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations  page of NCR’s website.

NCR Confidential 110 Creating Shareholder Value Profitable Revenue Growth Build a Sustainable & Leading Cost Structure Free Cash Flow Generation

NCR Confidential 111
Strong Balance Sheet
Cash balance $  360
Debt balance $    10
Net cash position $  350
9/30/10
Near-term Objectives
Return on Invested Capital
Financial Flexibility
Working Capital Improvement
Share Repurchases
Long-term Objectives
Substantial Free Cash Flow Generation
($ in Millions)
Free Cash Flow of $100M+ in
Q4, 2010

NCR Confidential 112
Working Capital Metrics – AR and Inventory
($'s in Millions)
2008 2008 2009 2009 2010 2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4(e)
Key Working Capital Metrics
Accounts Receivable $1,048 $991 $943 $913 $855 $856 $844 $896 $884 $879 $957 $911
DSO (External) 80 67 62 58 76 69 67 60 77 67 71
Inventory Balance $752 $735 $711 $692 $697 $691 $708 $686 $720 $729 $815 $760
Inventory Turns
(Rolling 4 Qtr Average)
5.4 5.6 5.8 5.7 5.7 5.6 5.3 5.4 5.3 5.3 5.2

NCR Confidential 113
NCR Pension Strategy
NCR’s legacy pension assets and liabilities are large relative to current market capitalization.
Reduce risk and volatility by re-allocating our domestic pension portfolio to fixed-income securities by year-end 2012.
Target 60% fixed income by YE 2010, 80% by YE 2011 and
100% by YE 2012.
Work with trustee boards of international pension plans to make similar changes where possible.
Fund the pension plan according to regulatory requirements (i.e., do not pre-fund).
Recently passed U.S. funding relief legislation provides significant additional flexibility in the next few years.

NCR Confidential 114
NCR Pension Update
Cash Funding for Pension Plans
2008 2009 2010E 2011E 2012E 2013E
US Qualified Plan $0 $0 $0 $0 $75 $110
US Non-qualified Plan 9 9 10 10 10 10
International Plans 74 74 100 115 115 115
Total $83 $83 $110 $125 $200 $235
Pension Metrics & Funded Status
Asset Return                    Discount rate     Funded Status
12/31/09 12/31/09 12/31/09
US Plans     28% 5.75% ($822)
International Plans 13% 4.9% (226)
Global 22% 5.4% ($1,048)
( $’s in Millions)
( $’s in Millions)
The ($226m) net funded status of international plans comprised of underfunded plans of ($470m), and overfunded plans of $244m
The overfunded plans are a result of local funding methodologies that use more conservative actuarial assumptions than GAAP
The estimated funding requirement for the US qualified plan includes the impact of the new funding relief legislation
The funding of international plans is expected to decline significantly after 2013 reaching an annual amount of $10-$20 million
(excluding the funding of future service cost) by 2015 as some of the underfunded plans reach fully funded status
Due to pension plan closures, service cost is expected to decline to a level of about $10m per year
All future funding estimates are approximations based on expected asset returns, discount rates and local requirements

NCR Confidential 115
Free Cash Flow Generation
( $’s in Millions)
2009
2010(e)
2012 and 2013E
$50M
Break-even
FCF
$100-$200M
per year
Cash flow from core businesses
Cash flow from Entertainment
Cash flow for Pension
Total Free Cash Flow
(1)
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations  page of NCR’s website.

NCR Confidential 116
NCR Value Equation
Strong NPOI, EBITDAP
(2)
and
Operational EPS growing by
12-15% CAGR to 2013
NPOI of $358M-$368M in
2010
EBITDAP of $483M-$493M in
2010
Operational EPS of $1.57 to
$1.65 in 2010
FCF of approx. $200M in 2010
Bulk of investing complete by
2010 y/e – $85M investment,
$33M NPOI loss and approx.
negative $0.15 Operational
EPS in 2010
Targeting $25M-$35M of
EBITDA in 2011 growing to
approx. $100M by 2013
FCF growing from ($90M) in
2010 to $40-50M by 2013
Potential EBITDA multiple of
10X or $250 - $350M
valuation benefit
Less after tax
underfunded position of
~$750M at 12/31/09
Less after tax present
value of future service
cost (not included in
liability above) of ~$90M
at 12/31/09
Less after tax present
value of post retirement
obligation of ~$80M at
12/31/09
Plus net cash of ~$436M
at 12/31/09
Core Business * Entertainment
Pension + Other B/S
Items
* Excludes Entertainment and Pension
(1)
(1)
See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of
NCR’s website.
(2)
EBITDAP is calculated as GAAP income (loss) from operations plus pension expense, plus depreciation/amortization and plus/minus special items.

NCR Confidential 117
Reporting Structure Changes for 2011
Current Reporting Structure
Americas EMEA APJ
2011 Reporting
Structure *
Financial Financial
Retail &
Hospitality
Retail &
Hospitality
Entertainment Entertainment
Other Emerging
Industries
Other Emerging
Industries
Est. 2010 Revenue
’10 – ’13 CAGR
~$2.6B
CAGR ~3-5%
~$2.6B
CAGR ~3-5%
~$1.7B
CAGR ~3-5%
~$1.7B
CAGR ~3-5%
~$0.1B
CAGR ~65%
~$0.1B
CAGR ~65%
~$0.4B
CAGR ~15%
~$0.4B
CAGR ~15%
2010
Est. OI% **
~18% ~18%
*  Each Industry includes NCR Services
** Estimated OI % of revenue is controllable operating income and excludes pension expense, non-operational items and corporate allocations of approx $425M per year.
~12% ~12%
-37% -37%
~25% ~25%

NCR Confidential 118
Key Takeaways
Very good year in 2010 - return to growth and significant profitability improvement.
Solid revenue growth expected over next three years, especially in emerging markets.
Cost reduction initiatives provide additional support to NPOI growth outlook.
Free Cash Flow generation will improve as Entertainment business turns into a positive contributor and core businesses drive additional cash flow.
Execute on pension strategy and continue to manage the balance sheet for flexibility and liquidity, continued focus on working capital.
Cash generated to be used for organic growth, M&A opportunities and share repurchases.
New line of business reporting will provide additional insight into our businesses.

NCR Confidential 119 Questions

Supplementary Non-GAAP Materials Analyst Day November 16, 2010 New York Stock Exchange Bob Fishman Chief Financial Officer

NCR Confidential 121
Non-GAAP Measures
• While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, in an effort to provide additional useful information regarding NCR’s financial results, certain materials presented during this event will include the non-GAAP information discussed below.  This non-GAAP information should not be considered as a substitute for, or superior to, results determined in accordance with GAAP.
• Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense, NCR uses non-GAAP measures, such as Non-Pension Operating Income (NPOI), to evaluate year-over-year operating performance.  Also, certain special items may be segregated from NCR’s GAAP results from time-to-time to reflect the on-going Earnings Per Share (Operational EPS) performance of the company.  NCR also uses these non-GAAP measures to manage and determine the effectiveness of its business management and as a basis for incentive compensation.  NCR determines NPOI for a given period based on its GAAP income (loss) from operations excluding pension expense and special items.
• Free Cash Flow (FCF) does not have a uniform definition under GAAP and therefore, NCR’s definition may differ from other companies’ definitions of this measure. NCR defines Free Cash Flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations related to the Fox River environmental matter less capital expenditures for property, plant and equipment, and additions to capitalized software.  NCR’s management uses
Free Cash Flow to assess the financial performance of the company and believes it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations.
In particular, Free Cash Flow indicates the amount of cash generated after capital expenditures which can be used for among other things, investments in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations.  Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other non-
discretionary expenditures that are not deducted from the measure.
• NCR utilizes EBITDAP (Earnings before Interest, Taxes, Depreciation, Amortization, Pension Expense and Special
Items), for its Core Business (which excludes Entertainment), given the significance of its pension expense.  NCR believes EBITDAP provides useful information to investors because it is an indicator of the strength and performance of the company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments.  NCR determines EBITDAP for a given period based on its
GAAP income (loss) from operations plus pension expense plus depreciation/amortization plus/minus special items.
• The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com.

NCR Confidential 122
Income (Loss) from Operations (GAAP) to
Non-Pension Operating Income (non-GAAP)
2007 2008 2009 2010E
2010E
Core
Income from Continuing
Operations (GAAP)
219 322 97 92-102 125-135 (33)
Pension expense 38 25 159 215 215
-
Impairment of assets related to an
Equity Investment
- - 22 - - -
Global headquarters relocation - - 6 18 18 -
Organizational realignment charges 76 69 - - -
Gain on sale of manufacturing
facility in Canada
- (16) - - - -
TD Spin 16 - - - - -
Non-Pension Operating Income
(non-GAAP)
349 400 284 325-335 358-368 (33)
2010E
Entertainment

NCR Confidential 123
Diluted Earnings (Loss) Per Share from Continuing Operations (GAAP) to
Diluted Earnings Per Share from Continuing Operations (non-GAAP)
2007 2008 2009 2010E
Diluted Earnings Per Share from
Continuing Operations (GAAP)
0.99 1.49 0.36 0.65-0.73 0.80-0.88 (0.15)
Pension expense (0.22) (0.23) (0.68) (0.94) (0.94) -
Impairment of assets related to an
Equity Investment
- - (0.19) - -
-
Global Headquarters relocation - - (0.02) (0.07) (0.07) -
Japanese subsidiary valuation reserve - - - 0.24 0.24 -
Litigation charge - - (0.02) - - -
Organizational realignment charges (0.31) (0.32) - - - -
Gain on sale of manufacturing facility
in Canada -
0.08 - - - -
Tax Adjustment (0.05) - -
TD Spin (0.07) - - - - -
Diluted Earning Per Share from
Continuing Operations (non-
GAAP)
1.64 1.96 1.27 1.42-1.50 1.57-1.65 (0.15)
2010E
Entertainment
2010E
Core

NCR Confidential 124
Cash Provided by (Used in) Operating Activities (GAAP)
to Free Cash Flow (non-GAAP)
2009 2010E
2010E
Core*
2010E
Entertainment
Cash provided by (used in)
Operating Activities (GAAP)
252 205 220 (15)
Cash provided by (used in)
Discontinued Operations
(29) 10 10
-
Net capital expenditures
(173) (215) (140) (75)
Free Cash Flow (non-GAAP) 50 - 90 (90)
* Includes $110 million of cash funding for pension plans.

NCR Confidential 125
Gross Margin as a % of Revenue (GAAP) to Gross
Margin as a % of Revenue Excluding Special Items
2008 2009 Q3 YTD 2010
Gross Margin as a % of Revenue (GAAP) 22.3% 19.1% 19.9%
Pension expense 0.2% 2.0% 2.5%
Organizational realignment 0.6% 0.0% 0.0%
Impairment of assets related to Equity Investment 0.0% 0.5% 0.0%
Gross Margin as a % of Revenue Excluding Special
Items
23.1% 21.6% 22.4%
Gross Margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue Excluding Special Items.
Income (Loss) from Operations (GAAP) to Earnings Before Interest, Taxes, Depreciation, Amortization,
Pension Expense and Special Items (EBITDAP) (Non-GAAP)
Income (Loss) from Operations (GAAP) to Earnings Before Interest,
Taxes, Depreciation, Amortization, Pension Expense and Special Items
(EBITDAP) (non-GAAP)
2010E Core Business
Income from Continuing Operations (GAAP) 125-135
Pension Expense 215
Depreciation & Amortization 125
Global headquarters relocation 18
EBITDAP 483-493